FAIR VALUE AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about financial instruments [abstract]
FAIR VALUE AND RISK MANAGEMENT

16.	FAIR VALUE AND RISK MANAGEMENT
Fair Value of Financial Instruments
The following table provides the measurement basis of financial assets and liabilities as at December 31, 2024 and December 31, 2023:

As at December 31,			2024			2023
	Carrying Value		Fair Value	Carrying Value		Fair Value
Financial assets
Other assets	$264	(1)	$264	$283	(1)	$283
Derivatives	57,375		57,375	109,242	(2)	109,242
Accounts receivable	18,347		18,347	12,166		12,166
Prepaid expenses and other	—		—	650	(3)	650
Cash and cash equivalents	126,175		126,175	116,134		116,134
	$202,161		$202,161	$238,475		$238,475

Financial liabilities
Unsecured debentures, net	$2,689,317		$2,646,255	$1,892,236		$1,768,920
Unsecured term loans, net	389,136		389,136	1,173,746	(4)	1,173,746
Derivatives	32,298		32,298	8,429		8,429
Accounts payable and accrued liabilities	99,074	(5)	99,074	94,336		94,336
Distributions payable	17,762		17,762	17,415		17,415
	$3,227,587		$3,184,525	$3,186,162		$3,062,846
(1)    Long-term receivables included in other assets (note 6).
(2)    Balance included current and non-current portions of derivative assets (note 7(c)).
(3)    As at December 31, 2023, foreign exchange collars of $0.7 million included in prepaid expenses and other.
(4)    Balance included current and non-current portions of unsecured term loans, net (note 7(b)).
(5)    As at December 31, 2024, foreign exchange collars of $1.3 million included in accounts payable and accrued liabilities (note 9).
The fair values of the Trust’s accounts receivable, cash and cash equivalents, accounts payable and accrued liabilities and distributions payable approximate their carrying amounts due to the relatively short periods to maturity of these financial instruments. The fair value of the long-term receivable included in other assets approximates its carrying amount as the receivable bears interest at rates comparable to current market rates. The fair values of the unsecured debentures are determined using quoted market prices. The fair values of the unsecured term loans approximate their carrying amounts as the unsecured term loans bear interest at rates comparable to the current market rates. The fair values of the derivatives and foreign exchange collars are determined using market inputs quoted by their counterparties.
The Trust periodically purchases foreign exchange collars to hedge specific anticipated foreign currency transactions and to mitigate its foreign exchange exposure on its net cash flows. At December 31, 2024, the Trust held 12 outstanding foreign exchange collar contracts with a notional value of US$84.0 million and contracts the Trust to sell US dollars and receive Canadian dollars if specific US dollar exchange rates relative to the Canadian dollar are met. At December 31, 2024, the Trust also held 12 outstanding foreign exchange collar contracts with a notional value of €24.0 million and contracts the Trust to sell Euros and receive Canadian dollars if specific Euro exchange rates relative to the Canadian dollar are met. For the year ended December 31, 2024, the Trust recorded a net fair value loss of $2.0 million related to the outstanding foreign exchange collar contracts (note 12(e)). The Trust did not employ hedge accounting for these financial instruments.

As at December 31, 2023, the Trust held 6 outstanding foreign exchange collar contracts with a notional value of US$36.0 million and contracts the Trust to sell US dollars and receive Canadian dollars if specific US dollar exchange rates relative to the Canadian dollar are met. As at December 31, 2023, the Trust also held 12 outstanding foreign exchange collars contracts with a notional value of €24.0 million and contracts the Trust to sell Euros and receive Canadian dollars if specific Euro exchange rates relative to the Canadian dollar are met. For the year ended December 31, 2023, the Trust recorded a net fair value gain of $3.1 million related to the outstanding foreign exchange collar contracts (note 12(e)). The Trust did not employ hedge accounting for these financial instruments.
Fair Value Hierarchy
Fair value measurements are based on inputs of observable and unobservable market data that a market participant would use in pricing an asset or liability. IFRS Accounting Standards establishes a fair value hierarchy which is summarized below:

Level 1:    Fair value determined using quoted prices in active markets for identical assets or liabilities.

Level 2:    Fair value determined using significant observable inputs, generally either quoted prices in active markets for similar assets or liabilities or quoted prices in markets that are not active.

Level 3:    Fair value determined using significant unobservable inputs, such as pricing models, discounted cash flows or similar techniques.

The following tables represent information related to the Trust’s assets and liabilities measured or disclosed at fair value on a recurring and non-recurring basis and the level within the fair value hierarchy in which the fair value measurements fall.

As at December 31, 2024	Level 1	Level 2	Level 3
ASSETS AND LIABILITIES MEASURED OR DISCLOSED AT FAIR VALUE
Assets measured at fair value
Investment properties (note 4)	$—	$—	$9,397,286
Derivatives (note 7)	—	57,375	—

Liabilities measured or disclosed at fair value
Unsecured debentures, net (note 7)	2,646,255	—	—
Unsecured term loans, net (note 7)	—	389,136	—
Foreign exchange collars included in accounts payable and accrued liabilities (note 9)	—	1,329	—
Derivatives (note 7)	—	32,298	—
Net (liabilities) assets measured or disclosed at fair value	$(2,646,255)	$(365,388)	$9,397,286

As at December 31, 2023	Level 1	Level 2	Level 3
ASSETS AND LIABILITIES MEASURED OR DISCLOSED AT FAIR VALUE
Assets measured at fair value
Investment properties (note 4)	$—	$—	$8,808,139
Derivatives (note 7)	—	109,242	—
Foreign exchange collars included in prepaid expenses and other	—	650	—

Liabilities measured or disclosed at fair value
Unsecured debentures, net (note 7)	1,768,920	—	—
Unsecured term loans, net (note 7)	—	1,173,746	—
Derivatives (note 7)	—	8,429	—
Net (liabilities) assets measured or disclosed at fair value	$(1,768,920)	$(1,072,283)	$8,808,139

For assets and liabilities that are measured at fair value on a recurring basis, the Trust determines whether transfers between the levels of the fair value hierarchy have occurred by reassessing categorization (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period. For the years ended December 31, 2024 and 2023, there were no transfers between the levels.
Refer to note 4, Investment Properties, for a description of the valuation technique and inputs used in the fair value measurement and for a reconciliation of the fair value measurements of investment properties which are recognized in Level 3 of the fair value hierarchy.
Risk Management
The main risks arising from the Trust’s financial instruments are credit, interest rate, foreign exchange and liquidity risks. The Trust’s approach to managing these risks is summarized below:

(i)Credit risk

The Trust’s financial assets that are exposed to credit risk consist primarily of cash and cash equivalents and accounts receivable.

Cash and cash equivalents include short-term investments, such as term deposits, which are invested in governments and financial institutions with a minimum credit rating of BBB+ (based on Standard & Poor’s (“S&P”) rating scale). Concentration of credit risk is further reduced by limiting the amount that is invested in any one government or financial institution according to its credit rating.

Magna International Inc. and its subsidiaries accounted for approximately 24% of the Trust’s rental revenue during the year ended December 31, 2024. Although its operating subsidiaries are not individually rated, Magna International Inc. has an investment grade credit rating from Moody’s, S&P and DBRS Morningstar which mitigates the Trust’s credit risk with respect to this tenant. Substantially all of the Trust’s accounts receivable are collected within 30 days. The balance of accounts receivable past due is not significant.
Interest rate risk
As at December 31, 2024, the Trust’s exposure to interest rate risk is limited. Approximately 87% of the Trust’s interest bearing debt consists of fixed rate debt in the form of the 2027 Debentures, the 2028 Debentures, the April 2029 Debentures, the October 2029 Debentures, the 2030 Debentures and the 2031 Debentures. After taking into account the related derivatives where applicable, the 2027 Debentures, the 2028 Debentures, the April 2029 Debentures, the October 2029 Debentures, the 2030 Debentures and the 2031 Debentures have effective fixed interest rates of 2.964%, 1.004%, 4.929%, 3.494%, 1.045% and 4.348%, respectively. The remaining 13% of the Trust’s interest bearing debt consists of variable rate debt in the form of the September 2026 Term Loan and the December 2026 Term Loan. After taking into account the related derivatives, the September 2026 Term Loan and the December 2026 Term Loan have effective fixed interest rates of 4.333% and 1.096%, respectively. Therefore, after taking into account the related derivatives, 100% of the Trust's interest bearing debt consists of fixed rate debt.
(iii)Foreign exchange risk

As at December 31, 2024, the Trust is exposed to foreign exchange risk primarily in respect of movements in the Euro and the US dollar. The Trust is structured such that its foreign operations are primarily conducted by entities with a functional currency which is the same as the economic environment in which the operations take place. As a result, the net income impact of currency risk associated with financial instruments is limited as its financial assets and liabilities are generally denominated in the functional currency of the subsidiary that holds the financial instrument. However, the Trust is exposed to foreign currency risk on its net investment in its foreign currency denominated operations and certain Trust level foreign currency denominated assets and liabilities. At December 31, 2024, the Trust’s foreign currency denominated net assets are $6.7 billion in US dollars and Euros. A 1% change in the US dollar and Euro exchange rates relative to the Canadian dollar would result in a gain or loss of approximately $47.0 million and $20.1 million, respectively, to comprehensive income.

Granite generates rental income that is not all denominated in Canadian dollars. Since the financial results are reported in Canadian dollars, the Trust is subject to foreign currency fluctuations that could, from time to time, have an impact on the operating results. For the year ended December 31, 2024, a 1% change in the US dollar and Euro exchange rates relative to the Canadian dollar would have impacted revenue by approximately $3.1 million and $1.6 million, respectively.

For the year ended December 31, 2024, the Trust has designated its derivatives relating to the unsecured debentures of $1.5 billion, unsecured term loan of $300.0 million and the combination of unsecured term loan and its related derivative of $89.4 million as hedges of its net investment in the European operations (note 7(c)). Furthermore, the Trust has designated its derivatives relating to the $650.0 million of unsecured debentures as hedges of its net investment in the United States operations (note 7(c)).
(iv)Liquidity risk

Liquidity risk is the risk the Trust will encounter difficulties in meeting its financial obligations as they become due. The Trust may also be subject to the risks associated with debt financing, including the risk that the unsecured debentures, term loans and credit facility may not be refinanced. The Trust’s objectives in minimizing liquidity risk are to maintain prudent levels of leverage on its investment properties, maintaining ample capacity on its Credit Facility, staggering its debt maturity profile and maintaining an investment grade credit rating. In addition, the Declaration of Trust establishes certain debt ratio limits.

The estimated contractual maturities of the Trust’s financial liabilities are summarized below:

	Payments due by year
As at December 31, 2024	Total	2025	2026	2027	2028	2029	Thereafter
Unsecured debentures	$2,700,000	$—	$—	$500,000	$500,000	$650,000	$1,050,000
Unsecured term loans	389,443	—	389,443	—	—	—	—
Derivatives	32,298	—	1,502	13,255	11,941	5,600	—
Interest payments(1):
Unsecured debentures, net of derivatives	393,865	79,171	79,171	71,352	63,534	47,830	52,807
Unsecured term loans, net of derivatives	13,671	7,294	6,377	—	—	—	—
Accounts payable and accrued liabilities	99,074	95,214	3,057	803	—	—	—
Distributions payable	17,762	17,762	—	—	—	—	—
	$3,646,113	$199,441	$479,550	$585,410	$575,475	$703,430	$1,102,807
(1) Represents aggregated interest expense expected to be paid over the term of the debt, on an undiscounted basis, based on actual current interest rates and average foreign exchange rates.